SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934



         Date of Report (Date of earliest event reported): MAY 14, 1996
                                                           ------------


                            FOCUS ENHANCEMENTS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                     1-11860                   04-3186320
- ----------------------------       ------------            ---------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)               Identification
                                                                   Number)







800 WEST CUMMINGS PARK, SUITE 4500, WOBURN, MASSACHUSETTS               01801
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(Address of principal executive offices)                              (Zip Code)





       Registrant's telephone number, including Area Code: (617) 938-8088
                                                           --------------





                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                                        Total number of pages: 4


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective May 14, 1996, Coopers & Lybrand L.L.P. resigned as the independent accountants of FOCUS Enhancements, Inc. (the "Registrant").

         The report of Coopers & Lybrand L.L.P. on the Registrant's financial statements for the years ended December 31, 1994 and 1995 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. The foregoing notwithstanding, the report of Coopers & Lybrand L.L.P. did not contain any other adverse opinion, a disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Registrant's financial statements for the years ended December 31, 1994 and 1995, there were no disagreements between the Registrant and Coopers & Lybrand L.L.P. relative to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused Coopers & Lybrand L.L.P. to make reference to the matter in its report.

         The Registrant has not to date engaged an independent accounting firm to perform the audit for the year ending December 31, 1996, although it is currently in discussions with other accounting firms and expects to engage a new firm by June 30, 1996.

ITEM 5.  OTHER EVENTS

         Not Applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of business acquired -- none.

         (b)      Pro forma financial information -- none.

         (c)      Exhibits


                                      - 2 -


         The following exhibits are filed herewith:

         Exhibit No.
         -----------

         16a.     Letter from Coopers & Lybrand L.L.P. to Registrant

         *16b.    Letter from Coopers & Lybrand L.L.P. to the Commission
         ------------------------------------
         *To be filed by amendment.

                                      - 3 -



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOCUS ENHANCEMENTS, INC.


                                          By: /s/ Thomas L. Massie
                                             -----------------------------------
                                              Thomas L. Massie
                                              President

Date:  May 21, 1996

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